DREYFUS BALANCED FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    From the start of the calendar year and through the end of your Fund's fiscal year August 31, the stock market exceeded almost everyone's expectations. In addition, the market for fixed-income securities was very strong, reflecting the decline in interest rates that is still underway.
    The overriding influence on both markets this year has been the softening of the U.S. economy, and the accompanying weakening of price and wage inflation.
    Indicators of economic growth, of industrial activity, of retail sales and other economic weathervanes have all pointed to the so-called soft landing for the economy. Traditionally, this might have been seen by investors as a reason to sell equities. However, this year that generally has not been the reaction in the stock market.
MARKET ENVIRONMENT
    A variety of factors have motivated investors to bid up the prices of stocks. One important factor has been the policies of the Federal Reserve Board. Early in the year, the Fed was still trying to curb inflation by ratcheting interest rates upward. It is evident in the economic statistics that this had a cooling effect on leading indicators. Later, the Fed reversed course in order to prevent the decline in economic activity from getting out of hand. In the first part of the year, the stock market apparently was impressed with the Fed's ability to sustain growth within limits. Later, the market seemingly was grateful for the Fed's decision to shift gears and make borrowing less costly.
    Other factors have been at work, as well. The prospects for reduced Government spending, as well as lower taxes on income and capital gains, have encouraged the equity markets as well as the bond market. Investors are pleased that both political parties now vow to balance the Federal budget, though their target dates differ. Furthermore, the bond market is very aware of the possibility that in future years the Government may be able to cut back on its massive borrowings, which would certainly help to keep interest rates down.
    To be sure, it is always possible that unexpected events could change the prevailing market psychology. Among these possibilities: a FINANCIAL earthquake in Japan, a major misfire of leadership in Washington, a serious setback for high tech companies, or a change in the economic script to a hard landing scenario.
    Yet, as the Fall season began, the bulls appeared to be in the ascendant in both the stock and bond markets.
 PORTFOLIO OVERVIEW
    In this economic environment, Dreyfus Balanced Fund achieved a total return, including price change as well as income and capital gains, of 19.03% for the fiscal year ended August 31, 1995.* This compares with 21.03% for the Dow Jones Industrial Average and 21.42% for the Standard & Poor's 500
Composite Stock Price Index.**
    The Fund's twelve-month total return performance was well above the average of 14.18% for all balanced funds as measured by Lipper Analytical Services, Inc. for that same period.***
    As you know, as a balanced fund, this Fund invests in equity and debt securities. Its goal is to provide long-term capital growth and current income, consistent with reasonable investment risk. In line with this charter, we decided last Spring to shift more of the Fund's assets into fixed-income securities. The allocation of assets on March 31, 1995, was
48.3% in fixed income, 33.6% in equities and 18.1% in cash. By August 31, that had changed to 60.9% fixed income, 34.8% equities and 4.3% cash. In July, as stock prices continued to rise and the Federal Reserve eased interest rates, we took defensive steps to protect capital in the fixed-income portion of the portfolio. The principal strategy was to reduce average duration of the securities we held. This defensive move occurred during a powerful bond market rally, initially retarding the relative performance of the fixed-income portion of the Fund. Beginning in July, the structure of the fixed-income portfolio was changed to perform better in a stronger economic environment, sensitive to the possibility of inflation. Our position in long-term Treasury bonds was reduced, and intermediate-term corporates were purchased.
    In the equity portion of the portfolio, the most significant change in recent months was to increase the financial sector holdings. This was based on the expectation of further consolidation moves in the banking industry, and the advantages that financial firms might derive from declining interest rates.
    During the quarter, we added Bank of New York to the equity holdings.
Other new acquisitions included Humana, United Healthcare and Wendy's International. Recently, we also bought shares of Olin. Shares in Bard
(C.R.), Manor Care, Amgen, Columbia/HCA Healthcare and Excel were eliminated.
    During the June quarter, the following issues rose more than 15%:
Teradyne 58%, Texas Instruments 51%, Citicorp 36%, Schering Plough 19%, IBM
17% and Merck & Co. 15%. Only a single issue declined more than 10% during the period, Humana, which fell 22%. We have decided to retain the stock for the time being, however, based on an assessment of future prospects.
    Regardless of the stock market's direction, we will maintain our investment disciplines searching for opportunities that offer outstanding value with the least amount of risk.
    We are pleased at the confidence that investors have shown in this Fund. Net assets under management in the Dreyfus Balanced Fund just about doubled during the past fiscal year, rising from $82.8 million on August 31, 1994, to approximately $166 million on the same date this year.
                              Sincerely,
                          [Ernest G. Wiggins signature logo]
                              Ernest G. Wiggins
                              Primary Portfolio Manager
                          [Donald C. Geogerian signature logo]
                              Donald C. Geogerian
                              Equity Portfolio Manager
                          [C. Matthew Olson, CFA signature logo]
                              C. Matthew Olson, CFA
                              Debt Portfolio Manager
September 13, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of
income dividends and, where applicable, capital    gain
distributions. Unlike the Fund, which may invest in both stocks and bonds, both the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index are widely accepted unmanaged indexes of stock market performance and are composed only of equity securities.
***SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Average total return for all balanced funds reflects reinvestment of distributions. The Fund's share price and yield fluctuate.

DREYFUS BALANCED FUND, INC.                                   AUGUST 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BALANCED FUND, INC.,
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND
THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Dollars
$14,577
Standard & Poor's 500
Composite Stock Price
Index*
$13,961
Dreyfus Balanced Fund
$12,023
Lehman Brothers
Aggregate Bond Index**
*Source: Lipper Analytical Services, Inc.
**Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                                              FROM INCEPTION (9/30/92)
                              AUGUST 31, 1995                                                TO AUGUST 31, 1995
                           ---------------------                                         ---------------------------
                                  19.03%                                                            12.11%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the Dreyfus Balanced Fund on 9/30/92 (Inception Date) to a $10,000 investment made in the Standard and Poor's 500 Composite Stock Price Index and a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested.

Dreyfus Balanced Fund seeks long-term capital growth and current income through investment in equity and debt securities. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. The Standard and Poor's 500 Composite Stock Price Index is a widely-accepted, unmanaged index of overall stock market performance. The Lehman Brothers Aggregate Bond Index is a widely-accepted, unmanaged index of corporate, government and government agency debt instruments. Neither index takes into account charges, fees and other expenses.


DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS                                                                                         AUGUST 31, 1995
                                                                                                   PRINCIPAL
BONDS AND NOTES-60.9%                                                                                AMOUNT           VALUE
                                                                                               -----------------  ---------------
      AEROSPACE-.3%                  Raytheon, Notes,
                                       6 1/2%, 2005...................................             $   525,000        $   516,400
                                                                                                                  ----------------
      BANKING-4.5%                   Chemical Banking, Sub. Deb.,
                                       6 1/2%, 2009...................................               1,000,000            929,951
                                     Citicorp, Medium-Term Notes,
                                       7.07%, 2000....................................               2,500,000          2,538,170
                                     MBNA American Bank, Medium-Term Notes,
                                        5.975%, 1997..................................               2,500,000(a)       2,499,523
                                     Nationsbank, Sr. Medium-Term Notes,
                                       6 1/8%, 1995...................................               1,500,000(a)       1,498,906
                                                                                                                  ----------------
                                                                                                                        7,466,550
                                                                                                                  ----------------
      FINANCE-8.3%                   Ameritech Capital Funding, Notes
                                       (Gtd. by Ameritech),
                                        5.925%, 1998..................................               2,000,000(a)       2,003,798
                                     Banco Commercial Itialiano, Sub. Ctfs.,
                                       8 1/4%, 2007.........................                         3,025,000          3,157,177
                                     CoreStates Capital, Sr. Medium-Term Notes,
                                       6.35%, 1996....................................               1,000,000(a)       1,000,000
                                     General Motors Acceptance, Notes,
                                       6.437%, 1998...................................               2,000,000(a)       1,996,800
                                     Household Finance, Sr. Medium-Term Notes,
                                       7%, 2000.......................................               2,500,000          2,535,105
                                     Norwest, Medium-Term Notes,
                                       6.80%, 2002....................................               3,000,000          3,016,683
                                                                                                                  ----------------
                                                                                                                       13,709,563
                                                                                                                  ----------------
      FOOD & BEVERAGE-1.5%           Coca-Cola Enterprises, Deb.,
                                       8 3/4%, 2017...................................               2,450,000          2,545,234
                                                                                                                  ----------------
      INDUSTRIAL-3.7%                American Brands, Notes,
                                       9 1/8%, 2016...................................               2,766,000          2,918,655
                                     First Union, Sub. Notes,
                                       8.77%, 2004....................................               3,000,000          3,203,574
                                                                                                                  ----------------
                                                                                                                        6,122,229
                                                                                                                  ----------------
      OIL AND GAS-1.0%               Consolidated Natural Gas, Deb.,
                                       8 5/8%, 2011...................................               1,500,000          1,600,125
                                                                                                                  ----------------
      POLLUTION CONTROL-.4%          Waste Management, Notes,
                                       4 5/8%, 1996...................................                 750,000            744,466
                                                                                                                  ----------------
      TELECOMMUNICATIONS-3.2%.       Pacific Bell, Notes,
                                       7%, 2004.......................................               2,530,000          2,552,707
                                     Telecommunications, Medium-Term Notes,
                                       7.49%, 2003....................................               2,700,000          2,700,000
                                                                                                                  ----------------
                                                                                                                        5,252,707
                                                                                                                  ----------------




DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             AUGUST 31, 1995
                                                                                                     PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                           AMOUNT           VALUE
                                                                                             -------------------  ----------------

       FOREIGN-2.6%                  Canada, Deb.,
                                       6 3/8%, 2005...................................           $   1,500,000       $  1,473,282
                                     Swedish Export Credit, Eurobonds,
                                       8 5/8%, 2026...................................               2,750,000          2,818,750
                                                                                                                  ----------------
                                                                                                                        4,292,032
                                                                                                                  ----------------
       OTHER-3.3%.                   Case Equipment Loan Trust 1994-A,
                                       Asset Backed Ctfs.,
                                       Cl. A-2, 4.65%, 1999...........................                 905,312            897,617
                                     First USA Credit Card Master Trust,
                                       Asset Backed Ctfs.,
                                       Ser. 1994-5, Cl. A, 6.015%, 2000...............               2,000,000(a)       2,002,400
                                     GMAC 1993-B Grantor Trust,
                                       Asset Backed Ctfs.,
                                       Cl. A, 4%, 1998................................                 222,927            219,236
                                     Premier Auto Trust 1995-3
                                       Asset Backed Ctfs.,
                                       Cl. A-3, 5.95%, 1998...........................               2,330,000          2,321,519
                                     World Omni 1992-A Grantor Trust,
                                       Asset Backed Ctfs.,
                                       Cl. A, 4 3/4%, 1998............................                   9,228              9,171
                                                                                                                  ----------------
                                                                                                                        5,449,943
                                                                                                                  ----------------
       U.S. GOVERNMENT
       AND AGENCIES-32.2%            Federal Farm Credit Banks,
                                       Consolidated Systemwide Medium-Term Notes:
                                       6.10%, 11/1/1995...............................               3,800,000          3,805,765
                                       5.60%, 8/26/1997...............................                 250,000            247,374
                                       7.03%, 5/4/1998................................               2,500,000          2,521,973
                                     Federal Home Loan Banks,
                                       Medium-Term Notes,
                                       7 5/8%, 10/14/1999.............................               2,000,000          2,057,812
                                     Federal Home Loan Mortgage Corp., Deb.,
                                       4 1/2%, 12/31/1995.............................                 899,221            896,650
                                     Federal National Mortgage Association,
                                        Real Estate Mortgage Investment Conduit:
                                        5.72%, 11/15/1995.............................               3,000,000          3,000,960
                                        Ser. 93-146B, Zero Coupon, 11/1/1996(b).......                 900,000            796,500
                                        Ser. 91-169, Cl. PG, 6 3/4%, 8/15/1996........               1,025,881          1,023,256
                                        Ser. 92-112, Cl. D, 7%, 6/25/2018.............               1,000,000            999,100
                                     U.S. Department of Housing and Urban Development,
                                       Gtd. Participation Ctfs.,
                                       Ser. 95-A, 8.15%, 8/1/2000.....................               3,000,000          3,210,000
                                     U.S. Treasury Bonds:
                                       7 1/4%, 5/15/2016..............................              11,950,000         12,596,053
                                       7 1/2%, 11/15/2016.............................               2,700,000          2,924,016

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              AUGUST 31, 1995
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT              VALUE
                                                                                               -----------------  ----------------

       U.S. GOVERNMENT
       AND AGENCIES (CONTINUED)      U.S. Treasury Notes:
                                       3 7/8%, 10/31/1995.............................          $    1,800,000        $  1,795,079
                                       7 1/2%, 1/31/1996..............................                 750,000             755,684
                                       5 1/2%, 7/31/1997..............................                 750,000             745,547
                                       5 3/4%, 10/31/1997.............................               3,000,000           2,992,500
                                       6%, 11/30/1997.................................                 750,000             751,875
                                       5 5/8%, 1/31/1998..............................                 700,000             695,516
                                       5 1/8%, 3/31/1998..............................                 350,000             343,383
                                       5 1/8%, 11/30/1998.............................               1,000,000             975,000
                                       5%, 1/31/1999..................................               2,725,000           2,640,269
                                       7 1/8%, 9/30/1999..............................               2,500,000           2,594,140
                                       7 1/2%, 5/15/2002..............................               4,300,000           4,610,408
                                       5 7/8%, 2/15/2004..............................                 375,000             364,453
                                                                                                                  ----------------
                                                                                                                        53,343,313
                                                                                                                  ----------------


                                     TOTAL BONDS AND NOTES
                                       (cost $99,678,217).............................                                $101,042,562
                                                                                                                  ================


COMMON STOCKS-34.8%                                                                                    SHARES
                                                                                                   --------------
       BANKING-6.2%..................Bank of New York.................................                  81,000       $  3,523,500
                                     Citicorp.........................................                  53,700          3,564,338
                                     First Interstate Bancorp.........................                  33,100          3,161,050
                                                                                                                  ----------------
                                                                                                                        10,248,888
                                                                                                                  ----------------
       CHEMICALS-2.2%................Olin.............................................                  56,600          3,657,775
                                                                                                                  ----------------
       CONGLOMERATES-1.0%............Wal-Mart Stores..................................                  64,800           1,595,700
                                                                                                                  ----------------
       CONSUMER-3.2%.................Fluor............................................                  20,300           1,187,550
                                     Nike, Cl. B......................................                  12,500           1,157,812
                                     Topps............................................                 490,900           2,945,400
                                                                                                                  ----------------
                                                                                                                         5,290,762
                                                                                                                  ----------------
       ELECTRONICS-2.0%..............Teradyne.........................................                  29,200(c)        1,105,950
                                     Texas Instruments................................                  30,600           2,291,175
                                                                                                                  ----------------
                                                                                                                         3,397,125
                                                                                                                  ----------------
       FINANCIAL SERVICES-1.6%.......Equifax..........................................                  69,500           2,701,812
                                                                                                                  ----------------
       FOOD & BEVERAGE-.9%...........Wendy's International............................                  78,500           1,540,562
                                                                                                                  ----------------
       HEALTH CARE-4.1%..............Humana...........................................                 119,600           2,182,700
                                     Pfizer...........................................                  65,200           3,219,250
                                     United Healthcare................................                  32,700           1,381,575
                                                                                                                  ----------------
                                                                                                                         6,783,525
                                                                                                                  ----------------
       MACHINERY-1.7%................Caterpillar......................................                  24,800           1,664,700
                                     Deere & Co.......................................                  13,900           1,188,450
                                                                                                                  ----------------
                                                                                                                         2,853,150
                                                                                                                  ----------------


DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              AUGUST 31, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES              VALUE
                                                                                              ------------------  ----------------

       OIL & GAS-.7%.................Schlumberger Ltd.................................                  17,500        $  1,128,750
                                                                                                                  ----------------
       PHARMACEUTICALS-3.0%..........Merck & Co.......................................                  52,400           2,613,450
                                     Schering-Plough..................................                  49,000           2,284,625
                                                                                                                  ----------------
                                                                                                                         4,898,075
                                                                                                                  ----------------
       REAL ESTATE-2.5%..............Chelsea GCA Realty...............................                  82,900           2,487,000
                                     HGI Realty.......................................                  66,900           1,680,863
                                                                                                                  ----------------
                                                                                                                         4,167,863
                                                                                                                  ----------------
       RETAIL-3.1%...................Limited..........................................                 109,900           2,033,150
                                     Price Costco.....................................                 187,500           3,164,062
                                                                                                                  ----------------
                                                                                                                         5,197,212
                                                                                                                  ----------------
       TECHNOLOGY-2.6%...............EMC..............................................                  82,100(c)        1,683,050
                                     International Business Machines..................                  25,000           2,584,375
                                                                                                                  ----------------
                                                                                                                         4,267,425
                                                                                                                  ----------------

                                     TOTAL COMMON STOCKS
                                       (cost $46,705,879).............................                               $  57,728,624
                                                                                                                  ================


                                                                                                       PRINCIPAL
SHORT-TERM INVESTMENTS-3.0%                                                                            AMOUNT           VALUE
                                                                                                ----------------  ----------------
       U.S. TREASURY BILLS:..........5.38%, 9/21/1995
                                     (cost $5,001,008)................................            $  5,016,000        $  5,000,902
                                                                                                                  ================
TOTAL INVESTMENTS (cost $151,385,104).................................................                   98.7%        $163,772,088
                                                                                                       =========  ================
CASH AND RECEIVABLES (NET)............................................................                    1.3%        $  2,137,204
                                                                                                       =========  ================
NET ASSETS............................................................................                  100.0%        $165,909,292
                                                                                                       =========  ================

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Variable rate security--interest rate subject to periodic change.
    (b) This date represents the projected maturity date, the stated maturity date is 5/25/2023.
    (c)  Non-income producing.



See notes to financial statements.

DREYFUS BALANCED FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                              AUGUST 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $151,385,104)-see statement.....................................                                         $163,772,088
    Cash....................................................................                                            1,430,807
    Receivable for investment securities sold...............................                                            2,736,279
    Interest and dividends receivable.......................................                                            1,676,810
    Receivable for shares of Common Stock subscribed........................                                                9,494
    Prepaid expenses........................................................                                               41,431
    Due from The Dreyfus Corporation........................................                                               12,844
                                                                                                                  ----------------
                                                                                                                      169,679,753
LIABILITIES:
    Payable for investment securities purchased.............................                          $3,611,919
    Accrued expenses and other liabilities..................................                             158,542         3,770,461
                                                                                                       ----------       ----------
NET ASSETS..................................................................                                          $165,909,292
                                                                                                                  ================

REPRESENTED BY:
    Paid-in capital.........................................................                                         $144,427,022
    Accumulated undistributed investment income-net.........................                                            1,075,756
    Accumulated undistributed net realized gain on investments..............                                            8,019,530
    Accumulated net unrealized appreciation on investments-Note 3...........                                           12,386,984
                                                                                                                  ----------------

NET ASSETS at value applicable to 10,631,082 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized).........                                         $165,909,292
                                                                                                                  ================

NET ASSET VALUE, offering and redemption price per share
    ($165,909,292/10,631,082 shares)........................................                                               $15.61
                                                                                                                        ==========




See notes to financial statements.

DREYFUS BALANCED FUND, INC.
STATEMENT OF OPERATIONS                                                                                YEAR ENDED AUGUST 31, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                          $4,958,267
      Cash dividends........................................................                             859,146
                                                                                                  ---------------

          TOTAL INCOME......................................................                                         $  5,817,413
    EXPENSES:
      Management fee-Note 2(a)..............................................                             693,265
      Shareholder servicing costs-Note 2(b).................................                             352,915
      Professional fees.....................................................                              50,816
      Registration fees.....................................................                              42,484
      Custodian fees........................................................                              19,461
      Directors' fees and expenses-Note 2(c)................................                              18,692
      Prospectus and shareholders' reports..................................                               8,818
      Miscellaneous.........................................................                              16,712
                                                                                                  --------------

          TOTAL EXPENSES....................................................                                            1,203,163
                                                                                                                   ---------------

          INVESTMENT INCOME-NET.............................................                                            4,614,250
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                          $8,267,726
    Net unrealized appreciation on investments..............................                           9,201,437
                                                                                                  --------------

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                           17,469,163
                                                                                                                  ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $22,083,413
                                                                                                                   ===============



See notes to financial statements.


DREYFUS BALANCED FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         YEAR ENDED AUGUST 31,
                                                                                                  --------------------------------
                                                                                                       1994               1995
                                                                                                  --------------    -------------
OPERATIONS:
    Investment income-net...................................................                        $  2,163,346     $  4,614,250
    Net realized gain on investments........................................                           1,084,707        8,267,726
    Net unrealized appreciation on investments for the year.................                           1,806,069        9,201,437
                                                                                                  ---------------   --------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                           5,054,122       22,083,413
                                                                                                  ---------------   --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                          (1,997,395)      (3,967,630)
    Net realized gain on investments........................................                            (595,034)        (839,686)
                                                                                                  ---------------   --------------
      TOTAL DIVIDENDS.......................................................                          (2,592,429)      (4,807,316)
                                                                                                  ---------------   --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                          70,591,550       96,785,162
    Dividends reinvested....................................................                           2,564,031        4,709,482
    Cost of shares redeemed.................................................                         (41,084,328)     (35,709,773)
                                                                                                  ---------------   --------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                          32,071,253       65,784,871
                                                                                                  ---------------   --------------
          TOTAL INCREASE IN NET ASSETS......................................                          34,532,946       83,060,968
NET ASSETS:
    Beginning of year.......................................................                          48,315,378       82,848,324
                                                                                                  ---------------   --------------
    End of year (including undistributed investment income-net:
      $429,136 in 1994 and $1,075,756 in 1995)..............................                       $  82,848,324     $165,909,292
                                                                                                  ===============   ==============


                                                                                                      SHARES            SHARES
                                                                                                  ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                           5,252,861        6,733,976
    Shares issued for dividends reinvested..................................                             194,979          336,603
    Shares redeemed.........................................................                          (3,049,797)      (2,476,932)
                                                                                                  ---------------   --------------
      NET INCREASE IN SHARES OUTSTANDING....................................                           2,398,043        4,593,647
                                                                                                  ===============   ==============



See notes to financial statements.

DREYFUS BALANCED FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                                        YEAR ENDED AUGUST 31,
                                                                                              ------------------------------------
PER SHARE DATA:                                                                                1993(1)        1994        1995
                                                                                              -----------  ----------  ----------
    Net asset value, beginning of year....................................                     $12.50        $13.28      $13.72
                                                                                              -----------  ----------  -----------
    INVESTMENT OPERATIONS:
    Investment income-net.................................................                        .39           .41         .54
    Net realized and unrealized gain on investments.......................                        .71           .59        1.99
                                                                                              -----------  ----------  -----------
      TOTAL FROM INVESTMENT OPERATIONS....................................                       1.10          1.00        2.53
                                                                                              -----------  ----------  -----------
    DISTRIBUTIONS:
    Dividends from investment income-net..................................                       (.32)         (.42)       (.51)
    Dividends from net realized gain on investments.......................                        --           (.14)       (.13)
                                                                                              -----------  ----------  -----------
      TOTAL DISTRIBUTIONS.................................................                       (.32)         (.56)       (.64)
                                                                                              -----------  ----------  -----------
    Net asset value, end of year..........................................                     $13.28        $13.72      $15.61
                                                                                              ===========  ==========  ===========
TOTAL INVESTMENT RETURN...................................................                       8.88%(2)      7.73%      19.03%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                        .23%(2)       .69%       1.04%
    Ratio of net investment income to average net assets..................                       3.46%(2)      3.26%       3.99%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager......................................................                       1.13%(2)       .41%        --
    Portfolio Turnover Rate...............................................                      46.42%(2)     58.22%      72.42%
    Net Assets, end of year (000's Omitted)...............................                    $48,315       $82,848    $165,909
(1)    From September 30, 1992 (commencement of operations) to August 31, 1993.
(2)    Not annualized.


See notes to financial statements.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Other securities are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primari ly on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On September 28, 1995, the Board of Directors declared a cash dividend of $.151 per share from undistributed investment income-net, payable on September 29, 1995 (ex-dividend date), to shareholders of record as of the close of business on September 28, 1995.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides that the Fund may deduct from the fee to be paid to the Manager, or the Manager will bear such excess expense, to the extent required by state law, should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue-sky" regulations. There was no expense reimbursement during the year ended August 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1995, the Fund was charged an aggregate of $288,860 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended August 31, 1995, amounted to $143,489,625 and $75,617,774, respectively.
    At August 31, 1995, accumulated net unrealized appreciation on investments was $12,386,984, consisting of $13,423,434 gross unrealized appreciation and $1,036,450 gross unrealized depreciation.
    At August 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS BALANCED FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BALANCED FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statement of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
October 5, 1995

IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.084 per share as a long-term capital gain distribution of the $.260 per share paid on December 20, 1994.


[Dreyfus lion "d" logo]
DREYFUS BALANCED FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                            222AR958
[Dreyfus logo]
Balanced
Fund, Inc.
Annual Report
August 31, 1995